UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 24, 2017	000-51254
Date of Report (Date of earliest event reported)	Commission File Number

PARKS! AMERICA, INC.

(Exact name of registrant as specified in its charter)

Nevada	91-0626756
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1300 Oak Grove Road Pine Mountain, GA 31822
(Address of Principal Executive Offices) (Zip Code)

(706) 663-8744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .. Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .. Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .. Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .. Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2017, Parks! America, Inc. (the “Company”) accepted the resignation of Christopher Eastland as a director of the Company, effective immediately. There were no material disagreements between Mr. Eastland and the Company with respect to the Company’s operations, policies or practices.

Item 9.01

Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of the 24th day of June, 2017.

PARKS! AMERICA, INC.

By: /s/ Dale Van Voorhis

 Dale Van Voorhis

 Chief Executive Officer

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